                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              ING INVESTORS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               ING INVESTORS TRUST
                            (FORMERLY, THE GCG TRUST)
                         ING DEVELOPING WORLD PORTFOLIO

                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 (800) 366-0066

                                 January 6, 2004

Dear Variable Contract Holder/Participant:

         On behalf of the Board of Trustees (the "Board") of ING Developing World Portfolio (the "Portfolio), I invite you to a Special Meeting of shareholders ("Special Meeting") of the Portfolio scheduled for 10:00 a.m., Local time, on February 19, 2004, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         At the Special Meeting, shareholders of the Portfolio will be asked to approve a new Portfolio Management Agreement ("Sub-Advisory Agreement") between Directed Services, Inc., the Adviser of the Portfolio, and ING Investment Management Advisors B.V. ("IIMA"). If approved, IIMA would serve as the new Sub-Adviser to the Portfolio. The Sub-Advisory Agreement requires shareholder approval.

         After careful consideration, your Board of Trustees unanimously approved the proposal which has been made for the Portfolio and recommends that shareholders vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN FEBRUARY 18, 2004.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.



                                         Sincerely,



                                         James M. Hennessy
                                         President and Chief Executive Officer

                               ING INVESTORS TRUST
                            (FORMERLY, THE GCG TRUST)
                         ING DEVELOPING WORLD PORTFOLIO
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 366-0066

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       OF ING DEVELOPING WORLD PORTFOLIO
                        SCHEDULED FOR FEBRUARY 19, 2004

To the Variable Contract Holders/Participants:

         NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders ("Special Meeting") of ING Developing World Portfolio (the "Portfolio), is scheduled for February 19, 2004, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

         At the Special Meeting, you will be asked to consider and approve the following proposal:

         (1) To approve a Portfolio Management Agreement (the "Sub-Advisory Agreement") between Directed Services, Inc. and ING Investment Management Advisors B.V., with no change in the Adviser.

         Shareholders of record as of the close of business on November 26, 2003 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Portfolio or by voting in person at the Special Meeting.


                                      By Order of the Board of Trustees,



                                      ----------------------------------------
                                      Huey P. Falgout, Jr.
                                      Secretary


Dated:  January 6, 2004


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                      (This page intentionally left blank)

                                 PROXY STATEMENT


                                 JANUARY 6, 2004

                               ING INVESTORS TRUST
                            (FORMERLY, THE GCG TRUST)
                         ING DEVELOPING WORLD PORTFOLIO


                            TOLL FREE: (800) 366-0066
                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034



                         SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR FEBRUARY 19, 2004

                      (This page intentionally left blank)

WHO IS ASKING FOR MY VOTE?

         The Board of Trustees (the "Board") of ING Investors Trust (the "Trust") is sending this Proxy Statement and the enclosed Voting Instruction Card to you and all other contract holders and qualified plan participants who have a beneficial interest in the ING Developing World Portfolio (the "Portfolio"). The Board is soliciting your vote for a Special Meeting of shareholders ("Special Meeting") of the Portfolio. This Portfolio is an available investment option in the variable annuity contract or variable life insurance policy issued by the insurance company ("Insurance Company") through which a contract holder may allocate cash value to the Portfolio and as an investment option to participants in certain qualified plans.

WHO IS ELIGIBLE TO VOTE?

         The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card on or about January 6, 2004 to all shareholders of record and contract holders of record who are eligible to instruct the Insurance Company through which they hold an interest in the Portfolio as to how to vote those shares. The Portfolio has been purchased for you through your qualified retirement plan or at your direction by your Insurance Company through its separate accounts to serve as an investment option under your variable annuity contract or variable life insurance policy ("variable contract"). Shareholders of record and contract holders holding an interest in shares of the Portfolio through their Insurance Company as of the close of business on November 26, 2003 ("Record Date") are eligible to vote or instruct their Insurance Company how to vote the shares. (See "General Information" below, for a more detailed discussion of voting procedures.)

         The following table sets forth the number of shares of each class of the Portfolio issued and outstanding as of the Record Date:

         ING Developing World Portfolio     Adviser Class (Class A)         ______________
         ING Developing World Portfolio     Institutional Class (Class I)   ______________
         ING Developing World Portfolio     Service Class (Class S)         ______________

         To the best of the Trust's knowledge, as of December 19, 2003, no person owned beneficially more than 5% of any class of the Portfolio, except as set forth in APPENDIX A. To the best of the Trust's knowledge, as of December 19, 2003, no Trustee owned beneficially more than 1% of any class of the Portfolio.

WHY IS THE SPECIAL MEETING BEING HELD?

         The Special Meeting is being held for the following purposes:

         (1) To approve a new Portfolio Management Agreement (the "Sub-Advisory Agreement") between Directed Services, Inc. ("DSI") and ING Investment Management Advisors B.V. ("IIMA"), with no change in the Adviser; and

         (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

         This booklet is a Proxy Statement. It provides you with information you should review before voting or instructing your Insurance Company on how to vote on the matters listed above and in the Notice of Special Meeting for the Portfolio. You are receiving these proxy materials--a booklet that includes the Proxy

Statement and one Voting Instruction Card for the Portfolio--because you have the right to vote on this important Proposal concerning your Portfolio.

         Although various insurance companies that are subsidiaries of ING Groep N.V. are, in most cases, the true "shareholders" of the Portfolio, variable annuity and variable life contract holders (or participants under group contracts or qualified retirement plans, as applicable) generally have the right to instruct those insurance companies how to vote their interests regarding the Proposal set forth in this Proxy Statement. Therefore, references to shareholders throughout the proxy materials generally can be read to include contract holders and participants.

HOW DO I VOTE?

         Participants may vote, and contract holders can instruct their Insurance Company through which they hold beneficial interests in the Portfolio as to how to vote, by completing, signing and returning the enclosed Voting Instruction Card promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card. In addition to solicitation by mail, certain officers and representatives of the Portfolio, officers and employees of ING Funds Services, LLC, the Trust's sub-administrator, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit Voting Instruction Cards by telephone, telegram, facsimile, or oral communication.

         If shareholders or contract holders require additional information regarding the proxy or require a replacement Voting Instruction Card, they may contact the Customer Contact Center toll-free at 1-800-366-0066.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

         The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 19, 2004, at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call the Customer Contact Center toll-free at 1-800-366-0066.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIO?

         Copies of the Portfolio's Annual and Semi-Annual Reports have previously been mailed to shareholders and contract holders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034,
Attention: Literature Fulfillment, or by calling 1-800-366-0066.

         Should you have any questions about the Portfolio, please do not hesitate to contact our Customer Contact Center at 1-800-366-0066. The Customer Contact Center is available Monday through Thursday 8:00 a.m. - 8:00 p.m. Eastern Time and Friday from 8:00 a.m. - 5:30 p.m. Eastern Time.

                                    PROPOSAL
                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

         The Portfolio and DSI, investment adviser to the Portfolio, wish to retain the services of IIMA as a Sub-Adviser to the Portfolio. IIMA would serve the Portfolio under the proposed Sub-Advisory Agreement between DSI and IIMA, a copy of which is included as APPENDIX B. The description of the proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX B.

WHO IS THE ADVISER?

         DSI, whose principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380, is a New York corporation that serves as the investment adviser to the Portfolio. See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSI. DSI is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser. DSI is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of November 30, 2003, DSI managed over $_____ billion in assets. The Management Agreement between the Trust, on behalf of the Portfolio, dated October 24, 1997, as amended May 24, 2002, was last approved by shareholders on July 11, 2002 and by Trustees on August 19, 2003. The Portfolio paid $1,279,324 in advisory fees in the fiscal year ended December 31, 2002.

WHO IS THE PROPOSED SUB-ADVISER?

         IIMA is a Netherlands corporation organized in 1896 that became an investment advisory company in 1991. Its principal office is located at Prinses Beatrixlaan 15, 2595AK The Hague, the Netherlands. See APPENDIX C for a listing of the names, addresses, and the principal occupations of the principal executive officers of IIMA. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Groep. As of November 30, 2003, no Trustee or officer of the Portfolio was an officer, director, employee, general partner or shareholder of IIMA. IIMA is an indirect, wholly-owned subsidiary of ING Groep. As of November 30, 2003, IIMA managed over $___ billion in assets.

         APPENDIX D sets forth the name of other investment companies with investment objectives similar to the Portfolio, for which IIMA acts as an investment adviser, the annual rate of compensation and the net assets of each investment company as of November 30, 2003.

HOW WILL THIS AFFECT THE MANAGEMENT OF THE PORTFOLIO?

         Currently, the Portfolio is managed by Baring International Investment Limited ("Baring"), which is also an indirect subsidiary of ING Groep. If the proposed Sub-Advisory Agreement is approved, IIMA would provide day-to-day management of the Portfolio's investment portfolio. DSI would be responsible for monitoring the investment program and performance of IIMA. The Portfolio would be managed by the following IIMA investment personnel:

         JAN WIM DERKS

         Mr. Derks has served as a member of IIMA's emerging markets portfolio management team (the "Management Team") since October 2000. He also serves as Director of Global Emerging Markets

         Equities at ING Investment Management, Inc. - Europe "IIM-Europe"). Prior to joining IIM-Europe in 1997, Mr. Derks managed a Latin American equity fund with ABN AMRO.

         ERIC CONRADS

         Mr. Conrads joined ING/BBL in 1996 after participating in a financial trainee program in Tokyo. Since 1997 he has managed the BBL Latin America Equity Fund and in 2001 he took over the management of the ING Latin America Equity Funds. In early 2003, Mr. Conrads joined the Global Emerging Markets team while also continuing his responsibilities managing ING's Latin American regional funds.

         BRATIN SANYAL

         Mr. Sanyal has served as a member of the Management Team, since October 2000. He serves as the Senior Portfolio Manager - Global Emerging Markets Equities at IIM-Europe. Mr. Sanyal has held several positions with IIM-Europe, most recently as an Asian equity fund manager. Mr. Sanyal joined IIM-Europe in 1995.

         FRITS MOOLHUIZEN

         Mr. Moolhuizen has served as a member of the Management Team since December 2002. He is Head of Equity Investments for IIM. He joined IIM in 1996 as Director, Dutch Equities.

         MICHAEL BOOTSMA

         Mr. Bootsma has served as a member of the Management Team since December 2002. He is an Investment Manager, Emerging Market Equities and co-manages international portfolios in the EMEA (Eastern Europe, Middle East and Africa). Mr. Bootsma joined IIM in 1997 in the Regional Management Europe department as a portfolio manager.


HOW DOES THE PERFORMANCE OF THE PORTFOLIO COMPARE TO THE PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY IIMA?

The table below is designed to show you the relative performance of the Portfolio and two U.S. mutual funds managed by IIMA with substantially similar investment strategies, policies and risks as the Portfolio.

The table below shows the returns for the Portfolio, for the two other U.S. mutual funds - ING VP Emerging Markets Fund and ING Emerging Countries Fund - managed by IIMA and for the MSCI EMF Index on an annual basis as of December 31 for each of the last four complete years and year-to-date through September 30, 2003. The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. This information is designed to compare the past performance of funds managed by IIMA with substantially similar investment strategies against the performance of the Portfolio. The total returns shown for ING Developing World Portfolio is that of Class S shares which has been revised to reflect the higher expenses of Class A shares. The total returns shown for ING Emerging Countries Fund is that of the Fund's Class A shares. It does not indicate how the Portfolio will perform in the future. Past performance is not a guarantee of future results.

                              ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2002)

                              ING Developing                     ING Emerging
                              World Portfolio  ING VP Emerging   Countries Fund    MSCI EMF
                              Class S(1)(2)    Markets Fund      Class A           Index(3)
                              ----------       ----------        ----------        ----------

1/1/03-9/30/03                   ______%            _____%            _____%            _____%
2002                             (10.84%)           (9.33%)           (9.11%)
2001                              (5.39%)          (10.42%)           (7.67%)
2000                             (33.89%)          (40.44%)          (31.94%)
1999                              61.42%           127.14%            75.80%


The table below is designed to show you the relative performance of the two U.S. mutual funds managed by IIMA with substantially similar investment strategies, policies and risks as the Portfolio. It presents the average annual total return for ING VP Emerging Markets Fund and ING Emerging Countries Fund compared with the MSCI EMF Index for the one-, five-, and ten-year (or since inception) periods ended September 30, 2003.

                          AVERAGE ANNUAL TOTAL RETURNS
                           (AS OF SEPTEMBER 30, 2003)

                                            1 Year     5 Years       Since Inception          Inception Date

ING VP Emerging Markets Fund                 _____%     _____%           _____%               March 30, 1994
MSCI EMF Index(3)                            _____%     _____%           _____%

ING Emerging Countries Fund -
   Class A Shares                            _____%     _____%           _____%               November 28, 1994
MSCI EMF Index(3)                            _____%     _____%           _____%

(1) The performance information presented above is for the Portfolio's Class S shares, revised to reflect the higher expenses of Class A shares. Class A shares did not commence operations until _________.

(2) Class S shares commenced operations on February 18, 1998. Baring has managed the Portfolio since March 1, 1999. Performance prior to March 1, 1999 is attributable to a different portfolio manager.

(3) The MSCI EMF Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

WHAT ARE THE TERMS OF THE CURRENT MANAGEMENT AGREEMENT?

         The Portfolio's current Management Agreement which, except as described below, will not change under the Proposal in this proxy, requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Portfolio. The Management Agreement requires the Adviser to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to the Portfolio and to furnish advice and recommendations with respect to the investment of the Portfolio's assets and the purchase or sale of its portfolio securities. The Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. DSI, as Adviser, is required to oversee the investment management services of any sub-adviser.

         The current Management Agreement provides that the Adviser is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. After the initial term, the current Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the Investment Company Act of 1940) of the Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Trustees who have no interest in the Management Agreement and are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Management Agreement provides that DSI is paid an advisory fee at an annual rate of 1.50% the average daily net assets of the Portfolio. The Proposed Sub-Advisory Agreement will result in a decrease in the sub-advisory fee as IIMA has agreed to charge a sub-advisory fee similar to the sub-advisory fees it charges for other emerging markets funds in the ING Funds complex. DSI intends to pass a part of the benefit of the reduced sub-advisory fee to shareholders by reducing the overall management fee for the Portfolio from 1.50% to 1.25%. This lower management fee will be reflected in an amendment to the Management Agreement. DSI, not the Portfolio, will bear the expense of the Proposed Sub-Adviser.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

         The Proposed Sub-Advisory Agreement requires IIMA to provide, subject to the supervision of the Board and DSI, a continuous investment program for the Portfolio and to determine the composition of the assets of the Portfolio, including determination of the purchase, retention or sale of the securities, cash and other investments for the Portfolio, in accordance with the Portfolio's investment objective, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreement also requires IIMA to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

         As stated above, in connection with the proposed Sub-Advisory Agreement, the sub-advisory fee payable to IIMA would be 0.385% of the Portfolio's average daily net assets. This represents a reduction from the current sub-advisory fee of 0.90%.

         The Proposed Sub-Advisory Agreement provides that IIMA is not subject to liability for any damages, expenses, or losses to the Portfolio connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of obligations and duties under the Sub-Advisory Agreement.

         The Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Adviser will indemnify and hold harmless the Proposed Sub-Adviser against any and all losses (including legal and other expenses), based on (1) the Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Portfolio, unless such statement was made in reliance upon information furnished to the Adviser or the Portfolio by IIMA. The Proposed Sub-Advisory Agreement also provides, in part, that under certain circumstances, the Proposed Sub-Adviser will indemnify and hold harmless the Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Proposed Sub-Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Proposed Sub-Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact relating to the Proposed Sub-Adviser contained in the registration statement or prospectus of the Portfolio, if such statement was made in reliance upon information furnished to the Adviser or the Portfolio by IIMA.

         The Proposed Sub-Advisory Agreement may be terminated at any time by the Trust with respect to the Portfolio by a vote of the majority of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Portfolio. The Proposed Sub-Advisory Agreement also may be terminated by: (i) the Adviser upon sixty (60) days' written notice to the Trust and the Proposed Sub-Adviser; (ii) at any time, without payment of a penalty by the Portfolio, by the Trust's Board of Trustees or a majority of the outstanding voting securities of the Portfolio upon sixty (60) days' written notice to the Adviser and the Proposed Sub-Adviser; or (iii) by the Proposed Sub-Adviser upon three (3) months' written notice unless the Trust or the Adviser requests additional time to find a replacement for the Proposed Sub-Adviser, in which case, the Proposed Sub-Adviser shall allow additional time, not to exceed three
(3) additional months beyond the initial three (3) month period; provided, however, that the Proposed Sub-Adviser can terminate the contract at any time, if the Proposed Sub-Adviser or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment adviser. The Proposed Sub-Advisory Agreement will terminate automatically in the event of an "assignment" (as defined in the Investment Company Act of 1940).

         The Proposed Sub-Advisory Agreement was approved with respect to the Portfolio by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Adviser, the Proposed Sub-Adviser, or the Trust, on November 11, 2003.

WHAT IS THE REQUIRED VOTE?

         Shareholders of the Portfolio must approve the Proposed Sub-Advisory Agreement for it to be effective. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio, or (ii) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

         If shareholders of the Portfolio do not approve the Proposed Sub-Advisory Agreement, the Portfolio will continue to be managed under the current Management Agreement and the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

         At a meeting of the Board held on November 11, 2003 (the "Meeting"), the Proposed Sub-Advisory Agreement for the Portfolio, and DSI's recommendation to seek the necessary shareholder approvals were considered by the Board, including the Independent Trustees. During the Meeting, the Independent Trustees met in executive session with their independent counsel to discuss the proposed Sub-Advisory Agreement and the proposed sub-adviser and the legal standards applicable to the proposed transaction.

         In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement and to recommend approval to shareholders, the Board, including a majority of the Independent Trustees, considered several factors including, but not limited to, the following: (1) the performance of the Portfolio under the current sub-adviser and the performance of IIMA on accounts that are comparable to the Portfolio; (2) the performance of a peer group of other emerging markets funds that are comparable to the Portfolio; (3) the Adviser's view of the reputation of IIMA; (4) the nature and quality of services to be provided by IIMA; (5) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided including the reduction in the sub-advisory fee from the current sub-advisory fee, and the sharing of a portion of the reduced sub-advisory fee with the Portfolio; (6) the personnel, operations, financial condition, and investment management capabilities and methodologies of IIMA; (7) the costs for the services of the Sub-Adviser and the fact that the cost of the Sub-Adviser will be paid by the Adviser and not directly by the Portfolio; (8) the proposed changes to the Portfolio's non-fundamental investment strategies that had been requested by IIMA; and (9) IIMA's Code of Ethics. The Board also considered the advisory fee to be retained by DSI, including the change in the amount to be retained by DSI under the proposal, for its oversight and monitoring services that will be provided to the Portfolio and the fee waiver arrangement, which will continue if the Proposal is approved. After considering DSI's recommendation and these other factors, the Board concluded that engaging IIMA as Sub-Adviser would be in the best interests of the Portfolio and its shareholders.


WHAT IS THE RECOMMENDATION OF THE BOARD?

         Based upon its review, the Board has determined that retaining IIMA is in the best interests of the Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the meeting, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend its approval.


                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

         The Board has named Huey P. Falgout, Jr. and Michael J. Roland, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders. Please complete and execute your Voting Instruction Card. If you followed the instructions when you voted, your proxies or your Insurance Company will vote these shares as you have directed. If you submitted your Voting Instruction Card but did not vote or instruct your Insurance Company to vote on the Proposal, your proxies or Insurance Company will vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

         If any other matter is properly presented, your proxies or your Insurance Company will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposal discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

         If you attend the Special Meeting and wish to vote in person, you will be given a Voting Instruction Card when you arrive.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

         November 26, 2003 has been chosen as the Record Date. Each share of each class of the Portfolio owned on the Record Date is entitled to one vote. Shareholders of the Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. Thirty percent of outstanding shares of the Trust present or represented by proxy at the Special Meeting will constitute a quorum. Shares owned of record by a shareholder or an Insurance Company and voted at the Special Meeting or represented by proxy will be considered present at the Special Meeting.

         An Insurance Company will vote shares of the Portfolio held by its separate accounts in accordance with instructions received from the contract holders. If a contract holder or qualified plan participant executes and returns a Voting Instruction Card but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposal. An Insurance Company will vote shares of the Portfolio held in separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in separate accounts for which it has received instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's separate accounts in the aggregate. With respect to Portfolio shares held by the Insurance Company in separate accounts that are not registered with the Securities and Exchange Commission as investment companies, the Insurance Company generally will only vote those separate account shares for which it receives instructions.

         If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any adjournment(s) if sufficient votes have been received with respect to the Proposal. Any adjournment(s) will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment(s) for those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournment(s) for those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal. If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions will be disregarded in determining the "votes cast" on an issue. For this reason, because the Proposal requires the affirmative vote of a majority of the total shares outstanding or those present at the Special Meeting, an abstention will have the effect of a vote against the Proposal.

WHAT ARE THE VOTING PROCEDURES?

            Shares of the Portfolio are sold to separate accounts of Insurance Companies and are used to serve as investment options for variable annuity contracts ("variable contracts") issued by Insurance Companies. Variable contract holders or participants under group contracts, as applicable, who select the Portfolio for investment through a variable contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. Insurance Companies use the Portfolio as an investment option, and are, in most cases, the legal shareholders of the Portfolio and, as such, have sole voting and investment power with respect to the shares, but generally will pass through any voting rights to contract holders. Therefore, Insurance Companies will request voting instructions from the contract holder and will vote shares or other voting interests in the separate account, with respect to SEC-registered separate accounts, in proportion to voting instructions received.

            Contract holders permitted to give instructions to the Portfolio and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, are determined as of the Record Date. In connection with the solicitation of such instructions from contract holders, it is expected that Insurance Companies will furnish a copy of this Proxy Statement to contract holders.

            If a contract holder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the contract holder may still submit the Voting Instruction Card originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are contract holders or insurance companies, are described as voting for purposes of this Proxy Statement.

CAN I REVOKE MY VOTING INSTRUCTIONS AFTER I GIVE THEM?

         A shareholder may revoke the voting instructions given under the accompanying Voting Instruction Card at any time prior to its execution by filing with the Trust a written revocation or a duly executed Voting Instruction Card bearing a later date. In addition, any shareholder or contract holder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying Voting Instruction Card will vote as directed by the shareholders under the Card, but in the absence of voting directions under any Voting Instruction Card that is signed and returned, they intend to vote "FOR" the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIO?

         DSI, the Portfolio's investment adviser, also serves as the distributor of the Portfolio. DSI is a wholly owned indirect subsidiary of ING Groep, a global financial institution active in the fields of insurance, banking and assets management, and DSI's principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380. DSI has entered into a sub-administrative services agreement with ING Funds Services, LLC ("IFS"), an affiliate of DSI and IIMA. IFS' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. See APPENDIX C for a listing of the names, addresses, and the principal occupations of the Distributor's and IFS' principal executive officers.

         During the fiscal year ended December 31, 2002, the Portfolio paid the following commissions to affiliated brokers:


                                                                    % of Total Portfolio
                                                Total Brokerage     Brokerage              % of Portfolio
                            Total Amount        Commissions Paid    Commissions            Dollar
                            Of Commissions      to Affiliated       Paid to Affiliated     Amount of
                            Paid                Brokers             Brokers                Transactions
                            --------------      --------------      ----------------       --------------
ING Barings*                $      648,098      $          480                  0.07%                0.26%

*ING Barings is an affiliated person, as defined in the 1940 Act, of ING Investments and IIMA because ING Barings, ING Investments and IIMA are under common control.

WHO PAYS FOR THIS PROXY SOLICITATION?

         The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of shareholders. The Adviser and/or its affiliates will pay 100% of the expenses in connection with this Notice and Proxy Statement and Special Meeting, including the printing, mailing, solicitation, vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

         The Portfolio is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act of 1940. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.





                                        Huey P. Falgout, Jr.
                                        SECRETARY



January 6, 2004
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                   APPENDIX A

          BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF THE PORTFOLIO
                             AS OF DECEMBER 31, 2003

                                                                                             PERCENT OF
                                                                                              CLASS OF
                                                                            NUMBER OF         SHARES AND
                                                                          SHARES OWNED         TYPE OF
PORTFOLIO NAME AND CLASS            NAME AND ADDRESS OF SHAREHOLDER         OF RECORD         OWNERSHIP*       PERCENT OF PORTFOLIO
------------------------            -------------------------------         ---------         ----------       --------------------
ING Developing World Portfolio
Advisor Class

ING Developing World Portfolio
Service Class

ING Developing World Portfolio
Institutional Class

                                   APPENDIX B

                     FORM OF PORTFOLIO MANAGEMENT AGREEMENT

                         PORTFOLIO MANAGEMENT AGREEMENT


         AGREEMENT dated March 1, 2004, among ING Investors Trust (the "Trust"), a Massachusetts business trust, Directed Services, Inc. (the "Manager"), a New York corporation, and ING Investment Management Advisors B.V. ("Portfolio Manager"), an indirect wholly owned subsidiary of ING Groep, N.V., domiciled in the Hague, The Netherlands (the "Portfolio Manager").

         WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company;

         WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

         WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

         WHEREAS, pursuant to the Management Agreement, as amended May 24, 2002, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust's series; and

         WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager.

         NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

         1. APPOINTMENT. The Trust and the Manager hereby appoint the Portfolio Manager to act as the portfolio manager to the series of the Trust designated on SCHEDULE A of this Agreement (each a "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

         2. PORTFOLIO MANAGEMENT DUTIES AND AUTHORITY. Subject to the supervision of the Trust's Board of Trustees (the "Board") and the Manager, the Portfolio Manager will provide a continuous investment program for each Series' portfolio and determine the composition of the assets of each Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of each Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Trust's Registration Statement filed with the Securities and Exchange Commission (the "SEC"), as from time to time amended (the "Registration Statement"), copies of which shall be sent to the Portfolio Manager by the Manager upon filing with the SEC. The Portfolio Manager is authorized to exercise tender offers and exchange offers on behalf of the Series, each as the Portfolio Manager determines is in the best interest of the Series. The Portfolio Manager and Manager further agree as follows:

         (a) The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code") (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Portfolio Manager),
(2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

         (b) On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager's manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

         (c) In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian and portfolio accounting agent.

         (d) The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager.

         (e) The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

         (f) The Portfolio Manager will provide reports to the Trust's Board for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Trust's Board with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

         (g) In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Portfolio Manager may not retain, employ or associate itself with any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust's Board and a majority of Trustees who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Portfolio Manager's knowledge, had in any material connection with the handling of assets:

                  (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                  (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                  (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

         (h) In using spot and forward foreign exchange contracts for the Series as an investment the parties represent:

                  (i) that the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

                  (ii) that the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager's management or which benefit from the Portfolio Manager's investment advice. If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations. The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

                  (iii) that the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager's behalf and to give instructions for settlement for the same.

                  (iv) that the Portfolio Manager has full authority to instruct Manager's and Trust's custodian in conformity with its mandate.

                  (v) that in the event of the termination of this Agreement, the Portfolio Manager, if legally and operationally possible, may offer the Series' counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

         (i) The Portfolio Manager will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Portfolio Manager written instructions to the contrary. The Portfolio Manager will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

         The Portfolio Manager will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Portfolio Manager will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Portfolio Manager shall use its good faith judgment to act in the best interests of the Series. The Portfolio Manager shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Portfolio Manager or of its affiliates.

         3. BROKER-DEALER SELECTION. The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series' portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof. The Portfolio Manager's primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

         Subject to such policies as the Board may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

         The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with this Agreement, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to the Portfolio Manager as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefore.

         4. DISCLOSURE ABOUT THE PORTFOLIO MANAGER. The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager's knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect. The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager's Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption.

         5. EXPENSES. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with the portfolio management duties specified in this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust's operations including, but not limited to:

         (a) Expenses of all audits by the Trust's independent public accountants;

         (b) Expenses of the Series' transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

         (c) Expenses of the Series' custodial services including recordkeeping services provided by the custodian;

         (d) Expenses of obtaining quotations for calculating the value of each Series' net assets;

         (e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

         (f) Expenses of maintaining the Trust's tax records;

         (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

         (h) Taxes levied against the Trust;

         (i) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

         (j) Costs, including the interest expense, of borrowing money;

         (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the regulation of shares with federal and state securities or insurance authorities;

         (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

         (m) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

         (N) The Trust's pro rata portion of the fidelity bond required by
Section 17(g) of the 1940 Act, or other insurance premiums;

         (o) Association membership dues;

         (p) Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

         (q) Organizational and offering expenses.

         6. COMPENSATION. For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in SCHEDULE B attached hereto.

         The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

         7. SEED MONEY. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

         8.  COMPLIANCE.

         (a) The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of each Series' books and records necessary to perform certain compliance testing. To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's Prospectus and any policies adopted by the Trust's Board applicable to the Series (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series' books and records, and upon information and written instructions received from the Trust, the Manager or the Trust's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust's administrator. The Manager shall promptly provide the Portfolio Manager with copies of the Trust's registration statement, the Trust's Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust's currently effective Prospectus and any written policies and procedures adopted by the Trust's Board applicable to the Portfolio and any amendments or revisions thereto. The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or
(3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

         (b) The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of
Section 817(h) of the Code or the regulations thereunder.

         9. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Manager's reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

         10. COOPERATION; CONFIDENTIALITY. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

         Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager of the Trust.

11.  REPRESENTATIONS RESPECTING PORTFOLIO MANAGER.

         (a) During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the name " ING Investment Management Advisors B.V.," or any derivative thereof or logos associated therewith. The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld. In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager.

         (b) The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder.

         (c) The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

         12.  SERVICES NOT EXCLUSIVE.

         (a) It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

         (b) Additionally, the services of the Portfolio Manager to the Series and the Trust are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Portfolio Manager may not consult with any other portfolio manager of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor portfolio managers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

         13. LIABILITY. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended ("1933 Act"), controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and
(2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

         14.  INDEMNIFICATION.

         (a) Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (all of such persons being referred to as "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

         (b) Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who, is a controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

         (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person. The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

         (d) The Portfolio Manager shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

         (e) The Manager shall not be liable under this Section 14 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 14 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

         15. DURATION AND TERMINATION. This Agreement shall become effective with respect to each Series on the later of the date first indicated above or the date of the commencement of operations of each Series. Unless terminated as provided herein, the Agreement shall remain in full force and effect until SEPTEMBER 1, 2005 and continue on an annual basis thereafter with respect to each Series; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of the Trust, or by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of each Series, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days' written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust's Board or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon three (3) months' written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Portfolio Manager may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement. In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 13, 14, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 15.

         16. NOTICES. Any notice must be in writing and shall be deemed to have been given when (1) delivered in person, (2) dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or
(4) sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

         If to the Trust:

         ING Investors Trust
         1475 Dunwoody Drive
         West Chester, Pennsylvania 19380
         Attention:  Chief Counsel

         If to the Manager:

         Directed Services, Inc.
         1475 Dunwoody Drive
         West Chester, Pennsylvania 19380
         Attention:  Chief Counsel

         If to the Portfolio Manager:

         ING Investment Management Advisors B.V.
         Prinses Beatrixlaan 15
         The Hague, The Netherlands
         Attention: Hanneke Ketellapper

         17. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (1) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (2) the holders of a majority of the outstanding voting securities of the Series.

         Notwithstanding the foregoing, this Agreement may be amended without the approval of a majority of the Series' outstanding voting securities if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation, SEC Order or SEC staff interpretation thereof to be made without shareholder approval.

         18. USE OF NAMES. It is understood that the name "Directed Services, Inc." or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Trust or the Manager shall notify the Portfolio Manager of the termination of the Management Agreement and the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

         19. AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

         20.  MISCELLANEOUS.

         (a) This Agreement shall be governed by the laws of the State of Delaware, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in
Section 2(a)(3) of the 1940 Act.

         (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

         (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

         (e) Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

         (f) The Manager and the Portfolio Manager each affirm that it has procedures in place reasonably designed to protect the privacy of non-public personal consumer/customer financial information.

         (g) The Trust, the Manager and the Portfolio Manager acknowledge that each may have obligations under the laws and regulations of the United States to verify the source of funds and identity of investors in accordance with the USA Patriot Act, and any rules or regulations adopted thereunder (collectively "the Patriot Act"). Each party agrees to assist the other parties in monitoring transactions in accordance with the Patriot Act. If required by applicable law or regulation, each party shall provide the other parties with documentation evidencing the identity of a beneficial owner or owners of shares of the Series upon request when a party is required by a law, court order, of by administrative or regulatory entity to disclose the identity of the beneficial owner(s).

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.


                            ING INVESTORS TRUST

                            By:
                               ----------------------------------------------

                            Name:
                                 --------------------------------------------

                            Title:
                                  -------------------------------------------


                            DIRECTED SERVICES, INC.

                            By:
                               ----------------------------------------------

                            Name:
                                 --------------------------------------------

                            Title:
                                  -------------------------------------------



                            ING INVESTMENT MANAGEMENT
                            ADVISORS B.V.

                            By:
                               ----------------------------------------------

                            Name:
                                 --------------------------------------------

                            Title:
                                  -------------------------------------------

                                   SCHEDULE A

         The Series of ING Investors Trust, as described in Section 1 of the attached Portfolio Management Agreement, to which ING Investment Management Advisors B.V. shall act as Portfolio Manager is as follows:

ING DEVELOPING WORLD PORTFOLIO

                                   SCHEDULE B
                       COMPENSATION FOR SERVICES TO SERIES

         For the services provided by ING Investment Management Advisors B.V. ("Portfolio Manager") to the following Series of ING Investors Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:



SERIES                                                              RATE
------                                                             ------
Developing World Portfolio                                          0.385%

         If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

                                   APPENDIX C

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258


                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
  Stanley D. Vyner - Executive VP & Chief Investment Risk and Strategy Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                Robert S. Naka - Senior VP & Assistant Secretary
                 William H. Rivoir, III - Senior VP & Secretary
             Kimberly A. Anderson - Senior VP & Assistant Secretary

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                     ING INVESTMENT MANAGEMENT ADVISORS B.V.
                             PRINSES BEAUTRIXLAAN 15
                                    THE HAGUE
                              THE NETHERLANDS 2595K

                                 NAME AND TITLE
                    Gerard Hendrik Bergsma, Managing Director
                      Peter Bouwes Bavinck, General Counsel
                     Mathijs Peterus Anna Thissen, Director
      Angelien Kemna, Chief Executive Officer and Chief Investment Officer

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                             DIRECTED SERVICES, INC.
                               1475 DUNWOODY DRIVE
                             WEST CHESTER, PA 19380

                                 NAME AND TITLE
                    James R. McInnis, Director and President
                             Alan G. Hoden, Director
                          Stephen J. Preston, Director
               David S. Pendergrass, Vice President and Treasurer
                    David L. Jacobson, Senior Vice President
                          Kimberly J. Smith, Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                  William H. Rivoir III - Senior VP & Secretary
                Robert S. Naka - Senior VP & Assistant Secretary
             Kimberly A. Anderson - Senior VP & Assistant Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      Robert J. Boulware - President & CEO
        James M. Hennessy - Senior Executive VP & Chief Operating Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                Lauren Bensinger - VP & Chief Compliance Officer
             Kimberly A. Anderson - Senior VP & Assistant Secretary

                                   APPENDIX D

    ADVISORY FEE RATES WITH FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED
                                 OR SUB-ADVISED
                   BY ING INVESTMENT MANAGEMENT ADVISORS B.V.


The following table sets forth the name of each other investment company, with investment objectives similar to the Portfolio, for which IIMA acts as an investment adviser or sub-adviser, the annual rate of compensation and the net assets of the investment company as of November 30, 2003.

FUND NAME                                   ANNUAL COMPENSATION                   NET ASSETS
ING VP Emerging Markets
   Portfolio                                0.385% of the Portfolio's assets      $__________

ING Emerging Countries
   Fund                                     0.575% of the Fund's assets           $__________

                               ING INVESTORS TRUST
                         ING DEVELOPING WORLD PORTFOLIO

          VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 19, 2004


                                                   THIS VOTING INSTRUCTION CARD
                                IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                               OF ING INVESTORS TRUST (FORMERLY, THE GCG TRUST)

PORTFOLIO NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE ("INSURANCE COMPANY")

The undersigned hereby instructs Huey P. Falgout, Jr. or Michael J. Roland or one or more substitutes designated by them or their Insurance Company, (Proxies) to vote the shares held by him or her or as to which he or she has a beneficial interest under a variable contract issued by Insurance Company at the Special Meeting of shareholders ("Special Meeting") of ING Developing World Portfolio (the "Portfolio") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on February 19, 2004 at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

                                Please vote, sign and date this
                                voting instruction and return it in
                                the enclosed envelope.

                                Date ____________________, 2004

                                Signature(s) (if held jointly) (Sign in the Box)

                                This Voting Instruction Card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

                                                                            FOR          AGAINST         ABSTAIN
                                                                            ---          -------         -------
1.          To approve a Sub-Advisory Agreement for ING Developing
            World Portfolio between Directed Services, Inc. and ING
            Investment Advisors B.V. with no change in the Adviser.         [ ]            [ ]             [ ]


                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.